ALPINE SUMMIT ENERGY PARTNERS, INC.
2021 STOCK AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Alpine Summit Energy partners, Inc. 2021 Stock and Incentive Plan (the "Plan"), the Participant listed below has been granted Restricted Share Units ("RSUs") as designated below, in accordance with, and subject to the terms of the Plan and this restricted stock unit award agreement ("RSU Award Agreement").  Capitalized terms not defined herein have the meaning ascribed to them in the Plan.  Each Restricted Stock Unit represents the right to receive a Subordinate Voting Share or Multiple Voting Share (a "Share") of the Company specified below, or the Fair Market Value of a Share, upon satisfaction of all conditions set forth in, and subject to the terms of, the Plan and this RSU Award Agreement.

SECTION 1 RESTRICTED SHARE UNIT GRANT:

Name of Participant:

Type of Share (Select one):	☒ Subordinate Voting Share
☐ Multiple Voting Share

Total Number of RSUs Granted:

Date of Grant:

Vesting Conditions and Vesting Date: Provided the Participant remains in continuous service with the Company or an Affiliate from the Date of Grant though the applicable scheduled Vesting Date (as defined below) below (each a "Scheduled Vesting Date"), the RSUs awarded hereunder shall become vested on the Scheduled Vesting Dates set forth below:

Scheduled Vesting Date	Percentage of RSUs that Vest on Scheduled Vesting Date

SECTION 2  VESTING AND SETTLEMENT OF RSUs

 (a) General rule.  Provided the Participant remains in service through the applicable Scheduled Vesting Date or any accelerated vesting date applicable under Section 2(b) hereof (each a "Vesting Date"), vested RSUs will be settled as soon as practicable after such Vesting Date, and in all cases by December 31st of the year in which such Vesting Date occurs, or, if later, by the date that is two and one-half (2 ½) months following such Vesting Date provided that the Participant shall have no ability to influence, directly or indirectly, the calendar year in which settlement will occur.  Notwithstanding the foregoing, all RSUs will be settled no later than the final business day of the third calendar year following the year in which the Date of Grant occurred.

 (b) Effect of Termination of Services

(i) Termination of Employment or Services.  Upon the Participant's Termination of Employment (as defined below), any remaining unvested RSUs shall cease vesting immediately, and shall be irrevocably forfeited on the 30th day following the Participant's Termination of Employment, unless vesting is accelerated as provided below.  "Termination of Employment" shall mean the Participant's termination of employment or service with the Company and all Affiliates.  For avoidance of doubt, if the Participant is employed by an Affiliate that is sold or otherwise ceases to be an Affiliate of the Company, the Participant shall incur a Termination of Employment.  Employment or service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

 (ii) Retirement or Involuntary Termination Without Cause.  In the event the Participant  incurs an involuntary Termination of Employment by the Company without Cause, or a voluntary Termination of Employment by reason of the Participant's Retirement, the Committee reserves the right, exercisable by the Committee prior to or within 30 days following the date of the Participant's Termination of Employment, to cause vesting of all or a portion of the remaining unvested Restricted Stock Units to be accelerated, in whole or in part, as of the date of such Termination of Employment.

 (iii) Disability or Death.  In the event the Participant's incurs a Termination of Employment by reason of the Participant's disability or death, any remaining unvested Restricted Stock Units shall vest as of the date of such Disability or death.

 (iv) Definition of Cause.  "Cause" for the purposes of determining whether the Participant incurs a Termination of Employment with Cause shall be determined by reference to the Participant's employment agreement or any other agreement that governs the terms pursuant to which the Participant provides services to the Company and the context of the Participant's Termination of Employment. For avoidance of doubt, if the Participant's services to the Company are terminated for cause under the terms of any governing agreement or at common law, the Participant shall incur a Termination of Employment with Cause for the purpose this RSU Award Agreement.

 (v) Code Section 409A.  The RSUs are intended to be exempt from Section 409A of the Code pursuant to the short term deferral exclusion as described in Treasury Regulation Section 1.409A-1(b)(4).  However, if the RSUs are subject to Section 409A of the Code and will be settled as a result of the Participant's Termination of Employment and the Participant is a "specified employee" within the meaning of Section 409A of the Code on the date of such Termination of Employment, then settlement of such RSUs will occur on the earliest of (i) the date that is six (6) months and one day following the date of the Participant's separation from service; (ii) the applicable Scheduled Vesting Date, and (iii) the date of death if the Participant dies after otherwise experiencing a separation from service and before the earliest of the dates designated in (i) and (ii) of this paragraph.  Further, to the extent applicable, Section 6(f)(v) of the Plan will apply.

SECTION 3 ADJUSTMENT OF SHARES

In the event of any event described in Section 4(c) of the Plan, the terms of this RSU award (including, without limitation, the number and kind of Shares subject to this RSU award) shall be adjusted as set forth in Section 4(c) of the Plan.  In the event that the Company is a party to any corporate transaction, the RSUs granted hereunder shall be subject to amendment as provided in Section 7(b) of the Plan.

SECTION 4 U.S. SECURITIES RESTRICTIONS

The RSUs and the Shares may not be offered, sold, granted or issued except pursuant to registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and the securities laws of all applicable states or available exemptions therefrom.  If the RSUs and the Shares are not registered under the U.S. Securities Act and, if the Participant is a U.S. person, or was present in the United States at the time the Participant was offered the RSUs or at the time the Participant signed this RSU Award Agreement, the U.S. RSU Holder Supplement annexed to this RSU Award Agreement as Schedule "A" will be deemed to be incorporated by reference into and form a part of this RSU Award Agreement, and the Participant acknowledges and agrees that the certificate representing the Shares will bear, in accordance with the terms of the U.S. RSU Holder Supplement, a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from such registration is available.  "U.S. person" and "United States" are as defined in Regulation S under the U.S. Securities Act.

SECTION 5 MISCELLANEOUS PROVISIONS

(a) Rights as a Shareholder.  Neither the Participant nor the Participant's representative shall have any rights as a shareholder with respect to any Shares subject to this RSU Award Agreement until Shares are delivered upon settlement of the RSUs.

(b) Compliance Matters.  The Company may require from the Participant such investment representation, undertaking or agreement, if any, as the Company may consider necessary in order to comply with applicable laws and policies of any applicable Exchange. The Participant understands and acknowledges that Shares to be issued settlement of the RSUs may be issued subject to any restrictive legend or other transfer restrictions as may be required by applicable securities laws and stock exchange requirements.

(c) No Retention Rights.  Nothing in this RSU Award Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without Cause.

(d) Incorporation of Policies.  This RSU Award Agreement and all compensation awarded under this RSU Award Agreement shall be subject to the terms of any clawback, noncompetition, confidentiality or nondisclosure policies or agreements as may be in place between the Participant and the Company or any Affiliate from time to time.

(e) Notice.  Any notice required by the terms of this RSU Award Agreement shall be given in writing and notice to the Company shall be deemed effective upon receipt by the Company (i) upon personal delivery, (ii) through registered or certified mail with postage and fees prepaid; or (iii) through electronic notification using a form and process approved by the Company.  If mailed or delivered, notice to the Company shall be addressed to the Company at its principal executive office and notice to the Participant shall be addressed to the address that he or she most recently provided to the Company.

(f) Entire Agreement.  This RSU Award Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(g) Governing Law; Venue.  The laws of the Province of British Columbia shall govern all matters arising out of or relating to this RSU Award Agreement including, without limitation, its validity, interpretation, construction and performance but without giving effect to the conflict of laws principles that may require the application of the laws of another jurisdiction.  Any party bringing a legal action or proceeding against any other party arising out of or relating to this RSU Award Agreement may bring the legal action or proceeding in any court in the Province of British Columbia. Each party waives, to the fullest extent permitted by law (i) any objection it may now or later have to the laying of venue of any legal action or proceeding arising out of or relating to this RSU Award Agreement brought in a court described in the preceding sentence and (ii) any claim that any legal action or proceeding brought in any such court has been brought in an inconvenient forum.

(h) Income Taxes.  In the event that the Company or an Affiliate of the Company  determines that it is required to withhold any tax as a result of the grant, vesting or settlement of RSUs, the Participant shall make arrangements satisfactory to the Company to enable the Company, or an Affiliate, as applicable, to satisfy all federal, state, local or foreign payroll, income, or other taxes required to be withheld in connection with this Agreement (the "Withholding Obligations").  In such circumstances, the Plan Administrator may require that the Participant pay to the Company, or the Affiliate, the amount of the Withholding Obligations. Alternatively, and subject to any requirements or limitations under applicable law, the Company or any Affiliate may (a) withhold such amount from any remuneration or other amount payable by the Company or any Affiliate to the Participant, (b) to the extent permitted by applicable Exchange rules, require the sale, on behalf of the Participant, of a number of Shares issued upon settlement of the RSUs and the remittance to the Company of the net proceeds from such sale sufficient to satisfy the Withholding Obligations, or  (c) enter into any other suitable arrangements for the receipt of such amount.  The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by withholding from the wages and other cash compensation payable to the Participant.

(i) Dividend Equivalents.  Dividend equivalents on unvested RSUs will be credited to the notional RSU account of the Participant and will be subject to the same terms and conditions, including vesting and time of settlement, as the underlying RSUs to which they relate.

(j) Acknowledgment.  The grant of RSUs hereunder shall not be effective until the Participant dates and signs the form of acknowledgment below and returns a signed copy or otherwise signs pursuant to any method of electronic acceptance approved by the Company or made available to the Participant through the platform of any third-party administrator or record-keeper retained by the Company to administer Awards granted under the Plan.  By Participant's signature and the signature of the Company's representative, the Participant and the Company agree that this RSU Award is granted under and governed by the terms and conditions of the Alpine Summit Energy Partners, Inc. 2021 Stock and Incentive Plan and this RSU Award Agreement.

PARTICIPANT:	ALPINE SUMMIT ENERGY PARTNERS, INC.

By:

Title:
Print Name

SCHEDULE "A"

U.S. RSU HOLDER SUPPLEMENT

If the Participant is a U.S. person, or was present in the United States at the time the Participant was offered the RSUs or at the time the Participant executed and delivered the RSU Award Agreement (the "U.S. RSU Holder"), the U.S. RSU Holder acknowledges and agrees that:

1. The U.S. RSU Holder is acquiring the Shares issued by the Company in respect of vested RSUs pursuant to the Plan as principal and for the account of the U.S. RSU Holder.

2. In issuing the Shares to the U.S. RSU Holder in respect of vested RSUs pursuant to the Plan, the Company is relying on the representations and warranties of the U.S. RSU Holder contained herein to support the conclusion of the Company that the issuance of Shares in respect of vested RSUs pursuant to the Plan does not require registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or to be qualified under the securities laws of any state of the United States of America.

3. The U.S. RSU Holder qualifies as an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

4. The RSUs and any Shares that may be issued by the Company in respect of vested RSUs pursuant to the Plan have not been and will not be registered under the U.S. Securities Act, and the issuance hereby is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under applicable state securities laws.  Accordingly, the RSUs are, and, upon issuance, the Shares will be, "restricted securities" as such term is defined in Rule 144 under the U.S. Securities Act, and, therefore may not be offered, sold, pledged or otherwise transferred by the U.S. RSU Holder without registration under the U.S. Securities Act and applicable state securities laws or in compliance with an available exemption therefrom. The U.S. RSU Holder understands that the certificate(s) representing the RSUs and any Shares issued in respect of vested RSUs pursuant to the Plan will contain a legend in respect of such restrictions as set out in Section 5 below.

5. The certificate(s) representing the Shares, if any, that are issued by the Company and all certificate(s) issued in exchange therefor or in substitution thereof, will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO ALPINE SUMMIT ENERGY PARTNERS, INC. (THE "COMPANY") (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, INCLUDING RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act ("Regulation S"), the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Company, substantially in the form attached as Exhibit I hereto (or in such other form as the Company or its transfer agent may prescribe from time to time) and, if requested by the Company or the transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Shares are being sold otherwise than in accordance with Regulation S and other than to the Company, the legend may be removed by delivery to the Company and its registrar and transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

6. The U.S. RSU Holder acknowledges that the Company may have federal, state, provincial or local tax withholding and reporting obligations and consents to such actions by the Company as may reasonably be required to comply with such obligations in connection with the issuance of the Shares in respect of vested RSUs pursuant to the Plan. The acceptance of the RSUs and any Shares that may be issued by the Company in respect of vested RSUs pursuant to the Plan may have consequences under federal, provincial and other tax and securities laws which may vary depending on the individual circumstances of the U.S. RSU Holder. Accordingly, the U.S. RSU Holder acknowledges that the U.S. RSU Holder has consulted, as the U.S. RSU Holder considers necessary, personal legal and tax advisors in connection with the RSUs and the U.S. RSU Holder dealings with respect to the RSUs or the Shares to be issued in respect of vested RSUs pursuant to the Plan.

EXHIBIT I TO Schedule "A"

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

TO: Alpine Summit Energy Partners, Inc. (the "Company")

AND TO:  Transfer Agent of the Company

The undersigned acknowledges that the undersigned's sale of the Shares of the Company represented by certificate or account number _____________ to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and certifies that (a) the undersigned is either not an affiliate of the Company as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such Shares was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned's behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a "designated offshore securities market" (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned's behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such common shares, (d) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the Shares are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the Shares sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.  Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller's Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to our sale, for such Seller's account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a "designated offshore securities market", (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent.  Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

_________________________
Name of Firm

By: ______________________

      Authorized officer

Date: _______________________